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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)
                        April [19], 2006 (April 19, 2006)

                                   ----------

                            Arbor Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

               Maryland                001-32136              20-0057959
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     (State or other jurisdiction    (Commission            (IRS Employer
          of incorporation)          File Number)        Identification No.)

        333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
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               (Address of principal executive offices) (Zip Code)

                                 (516) 832-8002
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                            Arbor Realty Trust, Inc.
                           Current Report on Form 8-K

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (d) In accordance with the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors Arbor Realty Trust, Inc. (the "Company"), on April 18, 2006, Archie R. Dykes was appointed as a director of the Company to fill an existing vacancy on the Company's Board of Directors, to serve until the Company's 2006 annual meeting of stockholders.

     There was no arrangement or understanding between Dr. Dykes and any other person pursuant to which Dr. Dykes was appointed as a director.

     Dr. Dykes has not been appointed to any committees of the Board of Directors as of the date of the filing of this Form 8-K.

     A copy of the press release announcing the appointment of Dr. Dykes to the Board of Directors is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

       Exhibit
       Number
       -------
         99.1      Press Release, dated April 19, 2006.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2006                       ARBOR REALTY TRUST, INC.


                                            By:     /s/ Walter K Horn
                                                    ----------------------------
                                            Name:   Walter K. Horn
                                            Title:  General Counsel, Secretary
                                                    and Director of Compliance

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                                  EXHIBIT INDEX

       Exhibit
       Number
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         99.1      Press Release, dated April 19, 2006.